                                                                                            Exhibit 10.133

                                           EMPLOYMENT AGREEMENT

                  This EMPLOYMENT  AGREEMENT,  dated as of February 25, 2002, (the "Effective  Date"),  is by and among EDWARD ARCURI (the "Employee"),  MEDIMMUNE,  INC., a Delaware  corporation  ("MedImmune") and
AVIRON, a Delaware corporation, a wholly-owned subsidiary of MedImmune ("the Company").
                  The parties hereby agree as follows:
                  1.       Employment.  The Company hereby  continues the employment of the Employee,  and
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the  Employee  hereby  accepts  continued  employment  by the  Company,  upon  the  terms  and  conditions hereinafter set forth.
                  2.       Term.  The  employment  of the  Employee  hereunder  will  commence on the date
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hereof and will continue until  Employee's  employment is terminated in accordance  with Section 6 hereof.
The period of the Employee's  employment  under this Agreement is referred to hereafter as the "Employment
Period."
                  3.       Duties and  Responsibilities.  The Employee  will be employed by the Company in
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the  position  set  forth  on  Annex A, a copy of which is  attached  hereto  and the  terms of which  are incorporated  herein by reference.  The Employee will faithfully  perform the duties and  responsibilities of such position, as they may be assigned from time to time by the Company and MedImmune.
                  4.       Time to be Devoted to  Employment.  Except for vacation in accordance  with the
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Company's  policy in effect from time to time and absences due to temporary  illness,  the Employee  shall devote full time,  attention  and energy during the  Employment  Period to the business of the Company and
MedImmune.  During  the  Employment  Period,  the  Employee  will not be  engaged  in any  other  business activity  which,  in the reasonable  judgment of the Company and  MedImmune,  conflicts with the duties of the  Employee  hereunder,  whether or not such  activity  is pursued for gain,  profit or other  pecuniary advantage.
                  5.       Compensation; Reimbursement.
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                  (a)      Settlement of Management  Continuity  Agreement.  The Company shall (i) pay the
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Employee  as  soon as  practicable  following  the  date  hereof  the  lump-sum  amount  specified  as the
Settlement  Payment  on Annex A and (ii)  provide  that  all  outstanding  stock  options  granted  to the
Employee  under the  Company's  stock option  plans prior to the date hereof,  to the extent they have not otherwise  become vested and  exercisable,  will  automatically  become fully and  immediately  vested and exercisable  effective as of the date hereof.  Employee  acknowledges  that the  provision of the payments and rights  required by the previous  sentence is in full  satisfaction  of the Company's and  MedImmune's obligations under the Management  Continuity  Agreement  between the Employee and the Company,  dated May,
2000,  (the  "Management  Continuity  Agreement")  and the  Employee  waives any other  rights  under such agreement with respect to past service with the Company or future service with the Company or MedImmune.
                  (b)      Base  Salary.  The  Company  will pay to the  Employee an annual base salary of
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not less than the amount  specified as the Initial Base Salary on Annex A, payable in accordance  with the
Company's  normal  payroll  practices.  The  Employee's  base  salary  shall be  reviewed  annually by the
Company and shall be subject to increase at the option and sole discretion of the Company.
                  (c)       FluMist  Bonus.  In the event that the  Employee is employed by the Company or
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MedImmune on the date that MedImmune  receives final  approval from the Food and Drug  Administration  for
FluMist, MedImmune shall pay the Employee the amount specified as the FluMist Bonus on Annex A.
                  (d)      Annual Bonus.    During the  Employment  Period,  the Employee will be eligible
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for consideration for an annual bonus under  MedImmune's  annual bonus program,  based upon achievement of performance goals as determined by MedImmune in its sole discretion.
                  (e)      Stock  Option  Grants.  During  the  Employment  Period,  the  Employee  may be
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eligible for future stock  option  grants under  MedImmune's  annual merit grant  program,  as  determined
appropriate  in  the  sole  discretion  of  the  Compensation  and  Stock  Committee  (the   "Compensation
Committee")  of  MedImmune's  Board of Directors  (the  "Board").  MedImmune's  annual merit grant program generally  considers  employees  for merit  option  grants in February of each year and it is  MedImmune's current expectation that the Employee be considered for a February, 2002 grant.
                  (f)      Benefits.  In  addition  to the  salary  and  bonuses  referred  to above,  the
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Employee shall be entitled during the Employment  Period to participate in such employee  benefit plans or programs of the  Company,  and shall be entitled to such other fringe  benefits,  as are from time to time made  available  generally to employees of the Company with  Employee's  position,  tenure,  salary,  age, health and other  qualifications.  The Employee  acknowledges and agrees that the Company and MedImmune do not guarantee the adoption or  continuance  of any  particular  employee  benefit plan or program or other fringe  benefit  during the  Employment  Period,  and  participation  by the  Employee in any such plan or program shall be subject to the rules and regulations applicable thereto.
                  (g)      Expenses.  The Company will  reimburse  the Employee,  in  accordance  with the
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practices  in effect  from time to time for other  officers or staff  personnel  of the  Company,  for all reasonable and necessary  traveling  expenses and other  disbursements  incurred by the Employee for or on behalf  of the  Company  or  MedImmune  in  the  performance  of the  Employee's  duties  hereunder,  upon presentation by the Employee to the Company of appropriate vouchers.
                  6.       Termination of Employment Period.
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                  (a)      At-Will Termination.      The  Company  or  the  Employee  may   terminate  the
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Employment  Period and  Employee's  employment  hereunder  at any time and for any reason,  subject to the provisions of Sections 6(b) and (c) below.
                  (b)      Termination  without  Cause.  In the  event  that  the  Employment  Period  and
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Employee's  employment  hereunder is terminated by the Company  without Cause (as defined  below)  neither the Employee nor the  Employee's  beneficiaries  or estate will have any further  rights or claims against the Company or MedImmune under this Agreement except the right to receive:
                  (i) any unpaid compensation or rights due to the Employee under Section 5(a) hereof,
                  (ii) the unpaid  portion of the base salary  provided  for in Section  5(b) hereof up to the  date  of  termination  (the  "Termination  Date"),  computed  on a pro  rata  basis  to  the
         Termination Date,
                  (iii)  payment of Employee's  accrued but unpaid rights in accordance  with the terms of any stock option,  retirement,  employee  welfare or other employee  benefit plans or programs of
         MedImmune in which the Employee is then participating in,
                  (iv)  reimbursement  for any expenses for which the Employee shall not have  theretofore been reimbursed as provided in Section 5(g) hereof,
                  (v) severance  payments  equal to 6 months of the  Employee's  then-current  base salary
         (payable in accordance with the Company's regular payroll practices), and
                  (vi) in the event the  Termination  Date is prior to the first  anniversary  of the date of Aviron's  acquisition  by MedImmune  (the "Merger  Date"),  payment of the  Termination  Bonus specified  on Annex A which is intended to reflect an amount equal to the  Employee's  2001 bonus paid on a "meets  expectation"  basis,  multiplied  by a fraction,  the numerator of which is the number of days between the  Termination  Date and the Merger Date,  and the  denominator of which is 365.
For  purposes  of  this  Agreement,  "Cause"  shall  mean  (i)  the  Employee's  willful  and  substantial misconduct,  (ii) the Employee's  repeated,  after written  notice from the Company,  neglect of duties or failure to act which can  reasonably  be expected  to affect  materially  and  adversely  the  business or affairs of MedImmune,  the Company, or any subsidiary or affiliate thereof,  (iii) the Employee's material breach of any of the  agreements  contained  in Sections  7, 8, or 9 hereof,  (iv) the  commission  by the
Employee of any  material  fraudulent  act with  respect to the  business  and affairs of  MedImmune,  the
Company,  or any  subsidiary  or affiliate  thereof or (v) the  Employee's  conviction of (or plea of nolo
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contendere to) a crime constituting a felony.                 (c)      Other  Termination.  In  the  event
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that the Employment Period and Employee's  employment  hereunder is terminated by the Company or MedImmune for  Cause,  by the  Employee  for any reason or on account of death or  Disability  (as  defined  below), neither the Employee nor the  Employee's  beneficiaries  or estate will have any further  rights or claims against the Company or MedImmune under this Agreement,  including,  without  limitation,  any severance or termination  pay,  except the right to receive (i) any unpaid  compensation  or rights due to the Employee under  Section  5(a)  hereof,  (ii) the unpaid  portion of the base salary  provided  for in Section  5(b)
hereof up to the Termination  Date,  computed on a pro rata basis to the Termination  Date,  (iii) payment of the  Employee's  accrued  but  unpaid  rights  in  accordance  with  the  terms  of any  stock  option, retirement,  employee  welfare or other  employee  benefit  plans or  programs of  MedImmune  in which the
Employee is then  participating  in and (iv)  reimbursement  for any expenses for which the Employee shall not  have  theretofore  been  reimbursed  as  provided  in  Section  5(g)  hereof.  For  purposes  of this
Agreement,  "Disability"  shall mean  disability by accident,  sickness or otherwise,  so as to render the
Employee  mentally or  physically  incapable of  performing  the services  required to be performed by the
Employee  under this  Agreement  for a period  that would  entitle the  Employee to qualify for  long-term disability  benefits under  MedImmune's  then-current  long-term  disability  insurance program or, in the absence of such a program, for a period of 90 consecutive days or longer.
                  7.       Disclosure of  Information.  The Employee will not, at any time during or after
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the Employment  Period,  disclose to any person,  firm,  corporation or other business  entity,  except as required by law, any  non-public  information  concerning  the business,  products,  clients or affairs of
MedImmune,  the Company,  or any  subsidiary  or affiliate  thereof for any reason or purpose  whatsoever, nor will the Employee  make use of any of such  non-public  information  for personal  purposes or for the benefit of any person,  firm,  corporation or other business entity except MedImmune,  the Company, or any subsidiary or affiliate thereof.
                  8.       Restrictive Covenants.
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                  (a)       NonCompetition. The Employee hereby  acknowledges and recognizes that,  during
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the  Employment  Period,  the  Employee  will be privy  to  trade  secrets  and  confidential  proprietary information  critical to the business of MedImmune and the Company,  and the Employee further acknowledges and  recognizes  that  MedImmune  would find it extremely  difficult or impossible to replace the Employee and,  accordingly,  the  Employee  agrees  that,  in  consideration  of the benefits to be received by the
Employee  hereunder,  the Employee will not, from and after the date hereof until the first anniversary of the  termination  of the  Employment  Period,  (i)  directly  or  indirectly  engage  in the  development, production,  marketing or sale of products that compete (or, upon  commercialization,  would compete) with any influenza  vaccines or other  products of the Company or any  subsidiary  thereof being  developed (so long as such development has not been  abandoned),  marketed or sold during  Employee's  period of service with  MedImmune,  the Company,  or any  subsidiary or affiliate  thereof (such  business or activity being hereinafter  called a "Competing  Business")  whether such  engagement  shall be as an officer,  director, owner, employee,  partner,  affiliate or other participant in any Competing Business or (ii) assist others in engaging in any Competing Business in the manner described in the foregoing clause (i).
                  (b)      Nonsolicitation.  The Employee agrees that, in consideration of the benefits to
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be received by the Employee  hereunder,  the Employee  will not,  until the  expiration  of a period of 12 months  immediately  following the expiration of the Employment  Period,  directly or indirectly  solicit, hire or induce  any  employee,  customer,  client or other  person  doing  business  with  MedImmune,  the
Company,  or any subsidiary or affiliate  thereof in any way alter their  relationship  or terminate their employment with MedImmune, the Company, or any subsidiary or affiliate thereof.
                  (c)      Reasonableness.  The Employee  understands that the foregoing  restrictions may
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limit the  ability of the  Employee  to earn a  livelihood  in a business  similar to the  business of the
Company,  but  nevertheless   believes  that  the  Employee  has  received  and  will  receive  sufficient consideration and other benefits,  as an employee of the Company and as otherwise provided  hereunder,  to justify such restrictions  which, in any event (given the education,  skills and ability of the Employee), the Employee believes would not prevent the Employee from earning a living.
                  9.       Right to Inventions.  The Employee will promptly disclose,  grant and assign to
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MedImmune, for its sole use and benefit, any and all inventions,  improvements,  technical information and suggestions  relating  in any  way to the  business  of  MedImmune,  the  Company,  or any  subsidiary  or affiliate  thereof which the Employee may develop or acquire during the Employment  Period (whether or not during usual working  hours),  together  with all patent  applications,  letters  patent,  copyrights  and reissues  thereof  that  may at any  time be  granted  for or upon  any  such  invention,  improvement  or technical information.  In connection therewith:
                  (i)      the Employee shall,  without charge, but at the expense of MedImmune,  promptly at all times  hereafter  execute and deliver such  applications,  assignments,  descriptions  and other  instruments  as may be  necessary  or proper in the opinion of  MedImmune to vest title to
         any  such  inventions,   improvements,   technical  information,  patent  applications,  patents,
         copyrights  or reissues  thereof in  MedImmune,  the  Company,  or any  subsidiary  or  affiliate thereof and to enable it to obtain and  maintain the entire  right and title  thereto  throughout the world; and
                  (ii)     the Employee shall render to MedImmune,  at its expense (including a reasonable payment  for the  time  involved  in case  the  Employee  is not  then in its  employ),  all such assistance as it may require in the prosecution of applications  for said patents,  copyrights or reissues  thereof,  in the  prosecution  or  defense  of  interferences  which  may  be  declared involving  any  said  applications,  patents  or  copyrights  and  in  any  litigation  in  which
         MedImmune,  the Company,  or any subsidiary or affiliate  thereof may be involved relating to any such patents, inventions, improvements or technical information.
                  10.      Enforcement.  It is the  desire  and  intent  of the  parties  hereto  that the
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provisions of this Agreement be enforceable  to the fullest extent  permissible  under the laws and public policies applied in each  jurisdiction in which enforcement is sought.  Accordingly,  to the extent that a restriction  contained  in  this  Agreement  is  more  restrictive  than  permitted  by  the  laws  of any jurisdiction  where  this  Agreement  may be  subject  to  review  and  interpretation,  the terms of such restriction,  for the purpose only of the operation of such restriction in such jurisdiction,  will be the maximum  restriction  allowed by the laws of such jurisdiction and such restriction will be deemed to have been revised accordingly herein.
                  11.      Remedies;  Survival.  (a) The Employee  acknowledges  and understands  that the
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provisions  of the  covenants  contained in Sections 7, 8 and 9 hereof,  the  violation of which cannot be accurately  compensated  for in damages by an action at law, are of crucial  importance to MedImmune,  and that  the  breach  or  threatened  breach  of the  provisions  of this  Agreement  would  cause  MedImmune irreparable  harm.  In the event of a breach or  threatened  breach by the Employee of the  provisions  of
Section 7, 8 or 9 hereof,  MedImmune will be entitled to an injunction  restraining the Employee from such breach.  Nothing  herein  contained  will be construed as  prohibiting  MedImmune  from pursuing any other remedies available for any breach or threatened breach of this Agreement.
                  (b)      Notwithstanding  anything  contained  in this  Agreement to the  contrary,  the provisions  of Sections 7, 8, 9, 10 and 11 hereof will  survive the  expiration  or other  termination  of this Agreement until, by their terms, such provisions are no longer operative.
                  12.      Tax  Withholding.  All  compensation  payable  under  this  Agreement  shall be
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subject to reduction by all applicable  withholding,  social  security and other federal,  state and local taxes and deductions for income, employment, excise and other taxes.
                  13.      Release.  As a condition of the Employee  being  eligible for any  severance or
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other  payments upon  termination  of employment  under Section 6 hereof,  the Employee  shall execute and honor a standard  release of claims  against  MedImmune,  the  Company,  or any  subsidiary  or  affiliate thereof in the form deemed  appropriate  by MedImmune.  Such release shall  specifically  relate to all of the Employee's rights and claims in existence at the time of execution.
                  14.      Notices.  Notices  and other  communications  hereunder  will be in writing and
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will be delivered  personally or sent by air courier or first class certified or registered  mail,  return receipt requested and postage prepaid, addressed as follows:
if to the Employee:                         at his address as listed on the Company's then
current payroll

and if to MedImmune:                        MedImmune, Inc.
                                            35 West Watkins Mill Road
                                            Gaithersburg, Maryland  20878
                                            Attention:  Chief Executive Officer

with a copy to:                             Frederick W. Kanner, Esq.
                                            Dewey Ballantine LLP
                                            1301 Avenue of the Americas
                                            New York, NY 10019

All notices and other  communications  given to any party hereto in accordance with the provisions of this
Agreement  will be deemed to have been given on the date of  delivery,  if  personally  delivered;  on the business  day after the date when sent,  if sent by air courier;  and on the third  business day after the date when sent,  if sent by mail,  in each case  addressed to such party as provided in this Section 14 or in accordance with the latest unrevoked direction from such party.
                  15.      Binding  Agreement;  Benefit.  The provisions of this Agreement will be binding
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upon,  and will inure to the benefit of, the respective  heirs,  legal  representatives  and successors of the parties hereto.
                  16.      Governing  Law.  This  Agreement  shall  be  governed  by  and  enforceable  in
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accordance with the laws of the State of Maryland  applicable to contracts  executed and performed  within such state,  without giving effect to the  principles of conflict of laws thereof.  The parties agree that any claims  concerning  the rights and  obligations  of the parties or any other issue  arising under this
Agreement  shall be brought in the  Circuit  Court for  Montgomery  County or the United  States  District
Court  for the  District  of  Maryland,  and that such  courts  shall  have  exclusive  jurisdiction  over litigation  involving  any such claims.  The parties  agree to submit to the  jurisdiction  of such courts and that they will not raise lack of personal  jurisdiction or inconvenient  forum as defenses in any such litigation.
                  17.      Waiver of Breach.  The waiver by either  party of a breach of any  provision of
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this  Agreement  by the other party must be in writing and will not operate or be construed as a waiver of any subsequent breach by such other party.
                  18.      Entire  Agreement;  Amendments.  This  Agreement  (including  Annex  A) and the
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Management  Continuity  Agreement  contain the entire  agreement  between the parties  with respect to the subject  matter  hereof and  supersedes  all prior  agreements  or  understandings  among the parties with respect  thereto.  This  Agreement  may be amended only by an  agreement in writing  signed by the parties hereto.
                  19.      Headings.  The section  headings  contained in this Agreement are for reference
                           ---------
purposes only and will not affect in any way the meaning or interpretation of this Agreement.
                  20.      Severability.   Any  provision  of  this   Agreement   that  is  prohibited  or
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unenforceable  in any  jurisdiction  will, as to such  jurisdiction,  be ineffective to the extent of such prohibition  or  unenforceability  without  invalidating  the remaining  provisions  hereof,  and any such prohibition or  unenforceability  in any  jurisdiction  will not invalidate or render  unenforceable  such provision in any other jurisdiction.
                  21.      Assignment.  This  Agreement  is personal in its nature and the parties  hereto
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shall  not,  without  the  consent  of the  other,  assign or  transfer  this  Agreement  or any rights or obligations hereunder;  provided, that the provisions hereof (including,  without limitation,  Sections 7,
8 and 9) will inure to the  benefit of, and be binding  upon,  each  successor  of  MedImmune,  whether by merger, consolidation, transfer of all or substantially all of its assets or otherwise.

                  IN WITNESS  WHEREOF,  the parties have duly executed this Agreement as of the date first above written.

                                                     MEDIMMUNE, INC.

                                                     By: /s/:  Melvin D. Booth
                                                         ---------------------

                                                     THE COMPANY

                                                     By: Edward J. Arcuri, Ph.D.
                                                        ------------------------

                                                     EMPLOYEE